February 7, 2019

Dear Shareholder,

The Paradigm Micro-Cap Fund (PVIVX) declined 20.29% in the fourth quarter of 2018, compared to a decline of 22.14% for the benchmark Russell Microcap. Over the past one-year period, the Fund contracted by 10.96%, compared to a 13.08% loss for the benchmark Russell Microcap. Since inception, the Fund has returned 6.53% per year, compared to a 5.60% annualized return for the Russell Microcap*.

We have repeatedly highlighted the Growth versus Value performance gap, and this trend held over the course of 2018. Using the Russell 2000 Index as an example, the Russell 2000 Growth Index contracted by 9.31% in 2018, versus a 12.86% decline for the Russell 2000 Value Index. Taking a longer-term perspective, we continue to view the relative underperformance of value as a source of potential upside as we look toward the future.

Given the challenging market environment, all sectors declined during the fourth quarter in both the Micro-Cap Fund and the benchmark Russell Microcap. However, even in a difficult environment, it was our core sectors of expertise that held up best as compared to the benchmark. The Fund’s Information Technology sector added 2.96% of outperformance relative to the benchmark reflecting positive returns in the communications equipment and software subsectors. The Health Care sector holdings delivered 2.80% of outperformance on positive contributions from health care provider names and companies in the spine market.

The Industrials sector holdings were the most challenging during the quarter due to stock-specific setbacks. While it is still early in the new year, some of these names have already started showing signs of recovery.

An array of variables continue to roil the equity markets as we move into 2019. A lack of resolution to the US-China trade tensions remains a source of market volatility and a significant overhang. Moreover, recent headlines about an economic slowdown within China itself further fuels concerns about end-market demand for a variety of consumer products, from premium smartphones to autos to homes, with ramifications for US corporations. Lastly, the latest concern is the recent unprecedented US government shutdown, with an as of yet unmeasured impact on consumer confidence, the US economy, and the accuracy of immediate economic data such as GDP growth.

Clearly the optimism of early 2018 has long since dissipated, and a more muted view of the economy has taken hold, from both a corporate and consumer standpoint. We believe it is realistic to expect a slower pace of economic growth and corporate earnings. For example, recent ISM manufacturing data were notably lower. The US housing market has slowed, with fears that higher mortgage rates are acting as a deterrent to prospective home buyers. The most recent December existing-home sales data came in sharply lower, sparking alarm that the equity markets’ steep fourth-quarter decline further destabilized the US consumer. To wit, after consumer confidence in October of 2018 reached its highest level since 2000, November and December saw two straight months of declines, and it is hard to believe January will show any renewed optimism given the economic backdrop and longest government shutdown in U.S. history.

Despite these very real concerns, none of which appear likely to dissipate in the immediate future, the US economy generally appears to remain on track. We believe that the overall health of corporate America is far from dire. The unemployment rate remains at historical lows, most recently at 3.9%, while wage growth finally has shown some sustained movement. Despite the recent declines in consumer confidence, absolute levels remain very strong. Furthermore, an additional tailwind for the consumer wallet is lower oil and gas prices.

If we were to look for a silver lining to the fourth quarter’s downturn, it would be that many quality companies were equally pummeled by the market sell-off when in fact their businesses remain intact and robust. This broad-based market decline provides a new baseline for revisiting familiar names as well as new investment opportunities. The key question is what the market has already priced in at this point, from a pricing and valuation perspective.

As we evaluate existing and potential holdings, more than ever we are adhering to our disciplined investment parameters. We continue to seek out those companies with strong free cash flow generation, as well as a disciplined capital allocation framework that management can clearly articulate and quantify. In an environment of decelerating growth and increased volatility, we believe that a management team’s rigor around capital allocation, working capital efficiency, and cash conversion, should differentiate them within their peer group. Moreover, these attributes are critical to the success of our investments in such companies. We have experienced these market periods before, and we are confident that a rigorous process that factors in the above attributes will be rewarded over time.

As always, we thank you for your ongoing support and your investment with Paradigm Capital Management.

Sincerely,

/s/ Candace King Weir Candace King Weir	/s/ Amelia Farley Weir Amelia Farley Weir
Chief Investment Officer	Portfolio Manager

CKW & AFW/mbr
Enclosures

*During the one-year period ended December 31, 2018, the Paradigm Micro-Cap Fund lost 10.96%, compared to a 13.08% loss for the Russell Microcap Index. The Paradigm Micro-Cap Fund’s average annual return for the five-year period ended December 31, 2018 was 3.75% compared to 3.08% for the Russell Microcap Index, and for the ten-year period the Fund’s return was 11.12% compared to 11.71% for the Russell Microcap benchmark. As of the Fund’s most recent prospectus dated April 30, 2018, the Fund’s total expense ratio is 1.26% . Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next smallest eligible securities by market cap. The Russell Microcap is completely reconstituted annually to ensure larger stocks do not distort performance and characteristics of the true microcap opportunity set. Effective December 27, 2011 the Fund changed its investment strategy. Under normal circumstances, the Micro-Cap Fund invests at least 80% of its net assets in common stocks of U.S. micro-cap companies.

You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.